UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ________________
 FORM 8-K
  ________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
November 12, 2019
Date of Report (Date of earliest event reported)
  ________________
Milacron Holdings Corp.
(Exact name of registrant as specified in its charter)
  ________________

Delaware
(State or other jurisdiction
of incorporation)

001-37458		80-0798640
(Commission File Number)		(IRS Employer Identification No.)

10200 Alliance Road,	Suite 200
Cincinnati,	Ohio	45242
(Address of principal executive offices)		(Zip Code)

	(513)	487-5000
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	MCRN	New York Stock Exchange
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On November 12, 2019, Milacron Holdings Corp. issued a press release announcing its financial results for the quarter ended September 30, 2019. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated by reference herein.
The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Milacron Holdings Corp. dated November 12, 2019.

104.0	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON HOLDINGS CORP.

By:	/s/ Bruce Chalmers
Name:	Bruce Chalmers
Title:	Chief Financial Officer
Date: November 12, 2019

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Milacron Holdings Corp. dated November 12, 2019.

104.0	Cover page interactive data file (embedded within the Inline XBRL document).